Exhibit 10.38


                   AMENDMENT TO AGREEMENT OF SALE AND PURCHASE
                          AND JOINT ESCROW INSTRUCTIONS

     This Amendment to Agreement of Sale and Purchase and Joint Escrow Instructions ("Amendment") is made and entered into this 4th day of November, 2005 by and between Glimcher Properties Limited Partnership, a Delaware limited partnership (the "Buyer") and Passco Colima, LLC, a Delaware limited liability company, Passco PHM, LLC, a Delaware limited liability company, PHM-1, LLC, a Delaware limited liability company, PHM-2, LLC, a Delaware limited liability company, PHM-3, LLC, a Delaware limited liability company, PHM-4, LLC, a Delaware limited liability company, PHM-5, LLC, a Delaware limited liability company, PHM-6, LLC, a Delaware limited liability company, PHM-7, LLC, a Delaware limited liability company, PHM-8, LLC, a Delaware limited liability company, PHM-9, LLC, a Delaware limited liability company, PHM-10, LLC, a Delaware limited liability company, PHM-11, LLC, a Delaware limited liability company, PHM-12, LLC, a Delaware limited liability company, PHM-13, LLC, a Delaware limited liability company, PHM-14, LLC, a Delaware limited liability company, PHM-15, LLC, a Delaware limited liability company, PHM-16, LLC, a Delaware limited liability company, PHM-17, LLC, a Delaware limited liability company, PHM-18, LLC, a Delaware limited liability company, PHM-20, LLC, a Delaware limited liability company, PHM-21, LLC, a Delaware limited liability company, PHM-23, LLC, a Delaware limited liability company, PHM-24, LLC, a Delaware limited liability company, PHM-25, LLC, a Delaware limited liability company, PHM-26, LLC, a Delaware limited liability company, PHM-27, LLC, a Delaware limited liability company, PHM-28, LLC, a Delaware limited liability company and PHM-29, LLC, a Delaware limited liability company, each as tenants in common (collectively, the "Seller").

                                    RECITALS
                                    --------

     A. On or about October 5, 2005, Seller and Buyer entered into that certain Agreement of Sale and Purchase and Joint Escrow Instructions (the "Agreement") pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller an indoor mall commonly known as "Puente Hills Mall", located at 1600 South Azusa Avenue in the City of industry, California (the "Property").

     B. Seller and Buyer have agreed to amend the Agreement as set forth in this Amendment.

     C. Capitalized terms that are used in this Amendment that are not otherwise defined in this Amendment shall have the meanings ascribed in the Agreement.

                                   AGREEMENTS
                                   ----------

     For valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree as follows.

     1. Inspection Period; Waiver of Conditions; and Initial Deposit. The Inspection Period has expired, Buyer hereby approves all matters relating to the Property as set forth in Article 3 of the Agreement, and the Initial Deposit is hereby non-refundable (except in the event of Seller's default under the Agreement).

     2. Additional Deposit. Buyer shall, within one (1) business day after mutual execution and delivery of this Amendment, deposit with Escrow Holder, by wire transfer of immediately available federal funds, the Additional Deposit.

     3. Purchase Price. As full consideration to Buyer for assuming the obligations of Seller under Section 23.17 of Seller's existing lease dated June 1, 1998 with Linens `N Things (the "LNT Reimbursement Obligation"), the Purchase Price is hereby reduced to One Hundred Seventy Million Eighty Thousand Dollars ($170,080,000.00). Buyer agrees that from and after the Closing, Seller shall have no further obligation to Buyer with respect to the LNT Reimbursement Obligation.

     4. OPA. Buyer agrees that notwithstanding anything contained in Section 3.8 of the Agreement to the contrary, Seller shall have the option, exercisable at any time prior to the Closing, to retain all obligations of Seller under the OPA. If Seller elects to retain all obligations under the OPA, Seller agrees to execute at Closing a mutually acceptable agreement whereby Seller agrees to indemnify, defend and hold Buyer harmless from and against any and all obligations under the OPA, and agrees not to amend the OPA without Buyer's prior written consent.

     5. General Provisions.

          (a) Other than as expressly set forth in this Amendment, the Agreement is not amended in any manner.

          (b) From and after the date hereof, all references in the Agreement to the term "Agreement" shall be deemed to refer to the Agreement as modified by this Amendment.

          (c) This Amendment may be executed in any number of counterparts, whether by original, copy, or telecopy signature, and each counterpart of this Amendment so executed shall, taken together, comprise one and the same original document.

          (d) Time is of the essence of this Amendment.

Executed as of November 4, 2005.

BUYER

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By: Glimcher Properties Corporation,
    Its sole general partner

    By: /s/ George A. Schmidt
        ------------------------------------
        George A. Schmidt,
        Executive Vice President


SELLER

PASSCO COLIMA, LLC, a Delaware            PASSCO PHM, LLC, a Delaware
limited liability company                 limited liability company

By: Passco Real Estate Enterprises,       By: Passco Real Estate Enterprises,
    Inc., a California corporation,           Inc., a California corporation,
    its _____________                         its ______________

    By: /s/ William H. Winn                   By: /s/ William H. Winn
        ---------------------------               --------------------------
        William H. Winn, President                William H. Winn, President



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

PHM-1, LLC, a Delaware limited liability company

By: /s/ Paul Vincent
    -------------------------------------------------
    Paul Vincent, married man as sole and separate
    property, its Sole Member


PHM-2, LLC, a Delaware limited liability company

By: /s/ Louis R. Favero
    -------------------------------------------------
    Louis R. Favero, Trustee of The Favero
    Family Trust dated November 21, 1989,
    its sole member

By: /s/ Jane R. Favero
    -------------------------------------------------
    Jane R. Favero, Trustee of The Favero Family Trust
    dated November 21, 1989,
    its sole member

PHM-3, LLC, a Delaware limited liability company

By: /s/ Robert T. Mann
    -------------------------------------------------
    Robert T. Mann, its Sole Member

PHM-4, LLC, a Delaware limited liability company

By: /s/ Emi Matsuoka
    -------------------------------------------------
    Emi Matsuoka, Trustee of the Survivor's Trust
    created under the Matsuoka Family Trust dated
    February 16, 1984, its sole member


PHM-5, LLC, a Delaware limited liability company

By: /s/ Bradford H. Bodley
    -------------------------------------------------
    Bradford H. Bodley, a single man, its sole member


PHM-6, LLC, a Delaware limited liability company

By: /s/ Lawana M. Addiego
    -------------------------------------------------
    Lawana M. Addiego, Trustee of the Lawana M. Addiego
    Living Trust dated January 22, 1990, its sole member


PHM-7, LLC, a Delaware limited liability company

By: /s/ Richard D. Miller
    -------------------------------------------------
    Richard D. Miller, as community property,
    its sole member


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


By: /s/ Jane F. Miller
    -------------------------------------------------
    Jane F. Miller, as community property,
    its sole member


PHM-8, LLC, a Delaware limited liability company

By: /s/ James F. Watling
    -------------------------------------------------
    James F. Watling, a married man as his sole and
    separate property, its sole member


PHM-9, LLC, a Delaware limited liability company

By: /s/ Steven M. Hunt
    -------------------------------------------------
    Steven M. Hunt, Trustee of the Hunt Trust
    dated March 18, 1993, its sole member

By: /s/ Marilyn B. Hunt
    -------------------------------------------------
    Marilyn B. Hunt, Trustee of the Hunt Trust
    Dated March 18, 1993, its sole member


PHM-10, LLC, a Delaware limited liability company

By: /s/ Joral Schmalle
    -------------------------------------------------
    Joral Schmalle, its sole member


PHM-11, LLC, a Delaware limited liability company

By: /s/ David G. Thompson
    -------------------------------------------------
    David G. Thompson, joint tenant with
    right of survivorship, its sole member

By: /s/ Katherine Thompson
    -------------------------------------------------
    Katherine Thompson, joint tenant with
    right of survivorship, its sole member


PHM-12, LLC, a Delaware limited liability company

By: /s/ Chau Tran
    -------------------------------------------------
    Chau Tran, as Husband and Wife,
    its sole member

By: /s/ Anh-Dao Bui
    -------------------------------------------------
    Anh-Dao Bui, as Husband and Wife,
    its sole member


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


PHM-13, LLC, a Delaware limited liability company

By: DCK, LLC, a Virginia limited liability company, its
    sole member

By: /s/ Leonard W. Kraisel
    -------------------------------------------------
    Leonard W. Kraisel, Managing Member


PHM-14, LLC, a Delaware limited liability company

By: GSR Corporation, a California corporation, its sole
    member

By: /s/ Stuart W. Ross
    -------------------------------------------------
    Stuart W. Ross, President


PHM-15, LLC, a Delaware limited liability company

By: /s/ Barry L. Ross
    -------------------------------------------------
    Barry L. Ross, a single man, its sole member


PHM-16, LLC, a Delaware limited liability company

By: /s/ Stuart S. Ross
    -------------------------------------------------
    Stuart W. Ross, as community property, its sole member

By: /s/ Marybeth Ross
    -------------------------------------------------
    Marybeth Ross, as community property its sole member


PHM-17, LLC, a Delaware limited liability company

By: /s/ Fred Quock
    -------------------------------------------------
    Fred Quock, Trustee of the Fred Y.T. Quock and Yvette
    C. Quock 1987 Trust dated May 19, 1987
    its sole member

By: /s/ Yvette C. Quock
    -------------------------------------------------
    Yvette C. Quock, Trustee of the Fred Y.T. Quock and
    Yvette C. Quock 1987 Trust dated May 19, 1987, its sole
    member


PHM-18, LLC, a Delaware limited liability company

By: /s/ Horace E. Fite
    -------------------------------------------------
    Horace E. Fite, as Trustee of the Fite Family Trust of
    1996 dated June 27, 1996, its sole member

By: /s/ Helen P. Fite
    -------------------------------------------------
    Helen P. Fite, as Trustee of the Fite Family Trust of
    1996 dated June 27, 1996, its sole member


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

PHM-20, LLC, a Delaware limited liability company

By: /s/ Jean D. Howe
    -------------------------------------------------
    Jean D. Howe, as Trustee of the Survivor's Trust
    Created under the Howe Family Trust dated January 12,
    1990, its sole member


PHM-21, LLC, a Delaware limited liability company

By: Garden Lane Associates, LLC, an Arizona limited
    liability company, its sole member

By: /s/ William G. Rogers
    -------------------------------------------------
    William G. Rogers, Member


PHM-23, LLC, a Delaware limited liability company

By: /s/ Marla Schmalle
    -------------------------------------------------
    Marla Schmalle, its sole member


PHM-24, LLC, a Delaware limited liability company

By: Roblar, L.L.C., a Nevada limited liability company,
    its sole member

By: /s/ Larry Hass
    -------------------------------------------------
    Larry Haas, Managing Member


PHM-25, LLC, a Delaware limited liability company

By: /s/ Tyler R. Hunt
    -------------------------------------------------
    Tyler R. Hunt, Trustee of the Hunt
    Trust dated November 4, 1998, its sole member

By: /s/ Patsy O. Hunt
    -------------------------------------------------
    Patsy O. Hunt, Trustee of the Hunt
    Trust dated November 4, 1998, its sole member


PHM-26, LLC, a Delaware limited liability company

By: Crist Property Company, a California corporation,
    its sole member

By: /s/ Frank L. Crist III
    -------------------------------------------------
    Frank L. Crist, III, President


PHM-27, LLC, a Delaware limited liability company

By: /s/ Clayton K. Lee
    -------------------------------------------------
    Clayton K. Lee, Trustee of the Clayton K. Lee
    Family Living Trust Dated June 29, 1990, its sole
    member

By: /s/ Lorrie Lee
    -------------------------------------------------
    Lorrie Lee, Trustee of the Clayton K. Lee
    Family Living Trust Dated June 29, 1990, its
    sole member


PHM-28, LLC, a Delaware limited liability company

By: /s/ Michael E. Horejsi
    -------------------------------------------------
    Michael E. Horejsi, as Trustee of
    the Horejsi Family 2002 Revocable Trust
    dated November 8, 2002, its sole member

By: /s/ Patricia H. Horejsi
    -------------------------------------------------
    Patricia H. Horejsi, as Trustee of the Horejsi
    Family 2002 Revocable Trust dated November 8, 2002,
    its sole member


PHM-29, LLC, a Delaware limited liability company

By: /s/ Jerry W. Jordan
    -------------------------------------------------
    Jerry W. Jordan, Trustee of the 1986 JORDAN
    LIVING TRUST dated June 25, 1986

By: /s/Joan M. Jordan
    -------------------------------------------------
    Joan M. Jordan, Trustee of the 1986 JORDAN
    LIVING TRUST dated June 25, 1986




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